UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00042

DWS Portfolio Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2014

Annual Report

to Shareholders

DWS Floating Rate Fund

(On August 11, 2014, DWS Floating Rate Fund will be renamed Deutsche Floating Rate Fund.)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
9 Performance Summary
11 Investment Portfolio
30 Statement of Assets and Liabilities
32 Statement of Operations
33 Statement of Changes in Net Assets
34 Financial Highlights
38 Notes to Financial Statements
48 Report of Independent Registered Public Accounting Firm
49 Information About Your Fund's Expenses
50 Tax Information
51 Advisory Agreement Board Considerations and Fee Evaluation
56 Board Members and Officers
61 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the fund's ability to participate in restructuring or acquiring some senior loans. Bond and loan investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Floating rate loans tend to be rated below investment grade. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. As interest rates change, issuers of higher (or lower) interest debt obligations may pay off the debts earlier (or later) than expected causing the fund to reinvest proceeds at lower yields (or be tied up in lower interest debt obligations). The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The economic recovery appears to be gaining traction here in the United States and across much of the globe. Still, the data we see on television and the Internet provide a mixed message. Corporate profit growth may be decelerating, but manufacturing and the housing market are strengthening. Employment numbers are not as strong as one would expect, yet consumer confidence is resilient. All in all, economic growth has been sufficient for the Federal Reserve to taper its bond-buying program.

What lies ahead? Randy Brown, co-chief investment officer for Deutsche Asset & Wealth Management, suggests that "despite the slowdown in some emerging economies, global growth is likely to remain solid." And "as a result of stable economic growth and continued tapering, we expect the yields of long U.S. Treasuries to increase eventually."

Does this view suggest the need for a change in strategy? The answer will depend on your current asset allocation as well as whether a change has occurred in your personal circumstances, objectives or investment time horizon. A trusted financial advisor who fully understands your specific situation and goals can be the best resource when weighing any major decisions. In any case, we believe that some measure of diversification across a variety of securities and asset classes makes sense. Although it doesn't insure against loss or guarantee a profit, diversification can help your portfolio weather short-term market fluctuations. And that is a helpful strategy in any environment.

Best regards,

Brian Binder

President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

About Senior Loans
Senior loans are loans made by large banks to corporations that usually either are not investment-grade or are unrated as borrowers, typically to finance a corporate acquisition or restructuring. These loans usually have the highest standing in a borrower’s capital structure, so the holders of the loan have first claim to the company’s cash flow and to proceeds from the sale of any company assets. The interest rate on a senior loan is adjustable and reflects a spread above a benchmark short-term lending rate, such as LIBOR. Banks that originate these loans typically limit their exposure by forming a syndicate with other lenders. Institutional investors, including mutual funds, insurance companies and hedge funds, typically provide a liquid secondary market. While less familiar to the investing public than high-yield bonds, the size of the senior loan market currently exceeds that of the high-yield corporate bond market.

For the 12-month period ended May 31, 2014, DWS Floating Rate Fund provided a return of 3.24%, in comparison with the fund’s benchmark, the Standard & Poor’s and the Loan Syndications and Trading Association’s (S&P/LSTA) Leveraged Loan Index, which returned 4.36%, and the average fund in the Morningstar Bank Loan category peer group, which returned 3.90%.

The fund’s fiscal period unfolded against a generally benign backdrop for below-investment-grade credit. With interest rates at historically low levels, investors sought yield in every corner of the markets, including leveraged loans. The economy was viewed as being mostly in an upward trend, even if progress was halting. In this vein, most blamed severe weather for the weak data flow in the winter of 2014. Sentiment with respect to loans was supported for much of the period by a consensus that interest rates were destined to head up given a mending economy and the prospect of the U.S. Federal Reserve Board (the Fed) beginning to unwind its extraordinarily accommodative monetary policy.

The net result was that demand for loans at times outstripped supply, driven in large part by retail investor flows into mutual funds. In response to strong investor demand, the loan market grew substantially over the 12 months between May 31, 2013 and May 31, 2014, from $568 billion to $746 billion.

In April and May of 2014, demand and supply appeared to come more into balance in the loan market. In the absence of rising Treasury yields, retail investors appeared to be more willing to accept interest rate risk, leading to moderate net outflows from floating rate mutual funds. As the period drew to a close, support for the loan market was being driven in large part by institutional demand via the formation of Collateralized Loan Obligations (CLOs), a vehicle that promotes leveraged loan ownership by institutions other than banks.

Positive and Negative Contributors to Fund Performance

Positive contributors in the portfolio included Avaya, Inc., a provider of telecommunication equipment and solutions to business enterprises. Avaya had seen its operating fundamentals challenged, but displayed improvement over the period, leading the loan price to rebound. Similarly, Clear Channel Communications, Inc., a leading radio broadcast and billboard company, also performed well as the company’s operations continued to stabilize after some earlier bumps in the road. The second lien loan for energy exploration firm Fieldwood Energy LLC performed well as investors were attracted to its high interest rate and call protection feature in a low-rate environment.

"Sentiment with respect to loans was supported for much of the period by a consensus that interest rates were destined to head up given a mending economy."

Negative contributors included Education Management LLC, a leading for-profit provider of post-secondary education. The loan price suffered as some of its competitors posted weak results, lowering expectations for the overall space. Weight Watchers International, Inc. has seen its results soften as its space has become more crowded and its marketing efforts have been subpar. We have confidence in our secured position and view the loan as attractive at recent price levels. Toys 'R' Us-Delaware, Inc., has continued to see its results impacted by online competition. In addition to carrying an attractive yield, the loan we hold is secured by specific collateral and we have maintained the position.

Outlook and Positioning

We believe conditions continue to support the investment case for senior loans. Monthly issuer defaults by principal balance for the institutional loan market have generally remained low by historical standards. That said, for the trailing 12 months ended May 31, 2014, defaults were 4.60% of loan balances, compared to 1.40% for the 12 months ended May 31, 2013. However, the uptick in defaults by volume was attributable almost entirely to the long-anticipated bankruptcy of one very large borrower, to which the fund had no exposure.

In our view, loan fundamentals support a continued modest default rate over the next several quarters. This view is based on the ongoing, if moderate and sometimes uneven, improvement in overall economic conditions. In addition, borrowing costs remain low and companies generally display strong balance sheets. Should interest rates show signs of heading up from current low levels, demand from investors attracted to the floating rate feature of loans could strengthen notably.

Portfolio Management Team

James T. Anderson, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2007.

— Joined Deutsche Asset & Wealth Management in 2006 after 25 years of experience in the corporate and leveraged credit markets. Prior to his current role, he served as the CIO for DB Advisors in the Americas and as the Global Head and CIO of High Yield Strategies. Prior to joining, he worked as Head of Flagship Capital Management, a subsidiary of Bank of America, as a specialty asset manager focused on below-investment-grade corporate credit investments.

— Co-Head of Active Asset Management and Member of the Deutsche Asset & Wealth Management Global Client Group Executive Committee and the Asset Management CIO Executive Committee: New York.

— AB from Dartmouth College.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2007.

— Joined Deutsche Asset & Wealth Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

— Head of US Loan Portfolio Management, High Yield Strategies: New York.

— BA from State University of New York, Albany; MBA from Pace University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

LSTA is the Loan Syndications and Trading Association. The Standard & Poor’s and the Loan Syndications and Trading Association’s (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded term loans. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The fund’s Morningstar Bank Loan peer group consists of funds which primarily invest in floating rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark such as the London Interbank Offered Rate, or LIBOR.

Leveraged loans typically carry interest rates that reflect a spread above some reference rate, generally LIBOR (the London Interbank Offered Rate). Given the recent very low levels of short-term interest rates, in order to attract investors, many leveraged loans have incorporated LIBOR floors. A LIBOR floor requires that the reference rate applied to a loan meets a certain minimum regardless of actual LIBOR levels; however, the interest paid on such loans will not adjust upward until LIBOR rises above the level of the LIBOR floor.

Performance Summary May 31, 2014 (Unaudited)
Class A	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 5/31/14
Unadjusted for Sales Charge	3.24%	8.58%	4.17%
Adjusted for the Maximum Sales Charge (max 2.75% load)	0.40%	7.98%	3.76%
S&P®/LSTA Leveraged Loan Index†	4.36%	9.53%	4.94%
Class C	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 5/31/14
Unadjusted for Sales Charge	2.47%	7.79%	3.46%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	2.47%	7.79%	3.46%
S&P®/LSTA Leveraged Loan Index†	4.36%	9.53%	4.94%
Class S	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 5/31/14
No Sales Charges	3.29%	8.76%	4.35%
S&P®/LSTA Leveraged Loan Index†	4.36%	9.53%	4.94%
Institutional Class	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 5/31/14
No Sales Charges	3.44%	8.89%	4.43%
S&P®/LSTA Leveraged Loan Index†	4.36%	9.53%	4.94%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2013 are 1.14%, 1.90%, 1.01% and 0.83% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended May 31

Class A shares' growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on June 29, 2007. The performance shown for the index is for the time period of June 30, 2007 through May 31, 2014, which is based on the performance period of the life of the Fund.

† The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded term loans.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
5/31/14	$9.43	$9.48	$9.42	$9.43
5/31/13	$9.49	$9.55	$9.49	$9.50
Distribution Information as of 5/31/14
Income Dividends, Twelve Months	$.36	$.29	$.38	$.39

Investment Portfolio as of May 31, 2014
	Principal Amount ($)	Value ($)

Loan Participations and Assignments 91.5%
Senior Loans**
Consumer Discretionary 24.3%
Academy Ltd., Term Loan, 4.5%, 8/3/2018	3,940,000	3,955,780
Air Distribution Technologies, Inc., First Lien Term Loan, 4.25%, 11/9/2018	7,907,763	7,930,853
AMC Entertainment, Inc., Term Loan, 3.5%, 4/30/2020	3,960,000	3,960,990
Armstrong World Industries, Inc., Term Loan B, 3.5%, 3/15/2020	5,942,481	5,962,270
August LuxUK Holding Company SARL, First Lien Term Loan, 5.0%, 4/27/2018	1,391,836	1,397,056
August U.S. Holding Company, Inc., First Lien Term Loan B, 5.0%, 4/27/2018	1,070,674	1,074,689
Autoparts Holdings Ltd., First Lien Term Loan, 6.5%, 7/28/2017	7,362,026	7,385,033
Bally Technologies, Inc., Term Loan B, 4.25%, 11/25/2020	19,862,955	19,949,855
BJ's Wholesale Club, Inc., First Lien Term Loan, 4.5%, 9/26/2019	5,074,572	5,083,351
Bombardier Recreational Products, Inc., Term Loan B, 4.0%, 1/30/2019	20,836,286	20,832,535
Boyd Gaming Corp., Term Loan B, 4.0%, 8/14/2020	5,821,667	5,839,132
Burlington Coat Factory Warehouse Corp., Term Loan B2, 4.25%, 2/23/2017	6,000,000	6,048,750
Caesars Entertainment Operating Co.:
Term Loan B6, 5.4%, 1/26/2018	4,706,462	4,398,119
Term Loan B4, 9.5%, 10/31/2016	14,411,655	14,499,926
Calceus Acquisition, Inc., Term Loan, 5.0%, 1/31/2020	20,230,583	20,180,006
Capital Automotive LP, Term Loan B, 4.0%, 4/10/2019	19,535,334	19,628,127
Cequel Communications LLC, Term Loan B, 3.5%, 2/14/2019	5,390,000	5,392,264
Chrysler Group LLC:
Term Loan B, 3.25%, 12/31/2018	2,000,000	1,992,140
Term Loan B, 3.5%, 5/24/2017	3,890,000	3,897,644
Clear Channel Communications, Inc., Term Loan B, 3.8%, 1/29/2016	13,141,433	13,033,870
Crown Media Holdings, Inc., Term Loan B, 4.0%, 7/14/2018	8,088,873	8,092,230
Cumulus Media Holdings, Inc., Term Loan, 4.25%, 12/23/2020	24,926,706	25,031,896
David's Bridal, Inc., Term Loan B, 5.0%, 10/11/2019	2,688,122	2,598,526
EMI Music Publishing Ltd., Term Loan B, 3.75%, 6/29/2018	4,254,993	4,247,334
Entercom Radio LLC, Term Loan B, 4.032%, 11/23/2018	2,229,259	2,245,978
Entravision Communications Corp., Term Loan, 3.5%, 5/29/2020	17,430,000	17,226,592
Four Seasons Holdings, Inc., First Lien Term Loan, 3.5%, 6/27/2020	3,482,500	3,482,500
Getty Images, Inc., Term Loan B, 4.75%, 10/18/2019	18,964,712	18,349,592
Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/2019	5,000,000	5,031,875
Gymboree Corp., Term Loan, 5.0%, 2/23/2018	21,770,910	17,762,777
Hargray Communications Group, Inc., Term Loan B, 4.75%, 6/26/2019	4,466,250	4,491,395
Harron Communications Corp.:
Term Loan B, 3.5%, 6/15/2020	440,575	440,577
Term Loan B, 3.5%, 6/19/2020	7,760,040	7,760,079
Hillman Group, Inc., Term Loan B, 3.75%, 5/29/2017	1,950,520	1,953,768
Hilton Worldwide Finance LLC, Term Loan B2, 3.5%, 10/26/2020	8,625,000	8,603,437
Hubbard Radio LLC, Term Loan B, 4.5%, 4/29/2019	16,660,650	16,716,213
Hudson's Bay Co., First Lien Term Loan, 4.75%, 11/4/2020	10,175,000	10,286,314
IMG Worldwide Holdings LLC, First Lien Term Loan, 5.25%, 5/6/2021	4,000,000	4,027,000
ION Media Networks, Inc., Term Loan, 5.0%, 12/18/2020	18,453,750	18,638,287
J Crew Group, Inc., Term Loan B, 4.08%, 3/5/2021	17,442,379	17,363,888
JC Penney Corp., Inc., First Lien Term Loan, 6.0%, 5/22/2018	4,400,044	4,443,142
Jo-Ann Stores, Inc., Term Loan, 4.0%, 3/16/2018	10,988,864	10,970,513
Kate Spade & Co., Term Loan B, 4.0%, 4/9/2021	2,500,000	2,505,313
Landry's, Inc., Term Loan B, 4.0%, 4/24/2018	12,150,650	12,198,098
Lands' End, Inc., Term Loan B, 4.25%, 4/2/2021	6,000,000	6,001,890
Leonardo Acquisition Corp., Term Loan, 4.25%, 1/31/2021	6,000,000	6,002,700
Leslie's Poolmart, Inc., Term Loan, 4.25%, 10/16/2019	5,893,051	5,892,314
Libbey Glass, Inc., Term Loan B, 3.75%, 4/9/2021	3,000,000	2,987,505
Liberty Cablevision of Puerto Rico LLC:
Term Loan B, 6.0%, 6/9/2017	6,520,637	6,546,719
Second Lien Term Loan, 10.0%, 6/8/2018	1,000,000	1,005,625
Lions Gate Entertainment Corp., Second Lien Term Loan, 5.0%, 7/17/2020	4,000,000	4,066,200
Live Nation Entertainment, Inc., Term Loan B1, 3.5%, 8/17/2020	4,477,500	4,473,761
MCC Iowa LLC, Term Loan H, 3.25%, 1/29/2021	7,940,000	7,877,155
Media General, Inc., Term Delay Draw, Term Loan B, 4.25%, 7/31/2020	12,059,887	12,135,261
Mohegan Tribal Gaming Authority:
Term Loan A, 4.484%, 11/19/2018	1,975,000	1,984,875
Term Loan B, 5.5%, 11/19/2019	6,483,750	6,606,941
NEP/NCP Holdco, Inc.:
Term Loan, 4.25%, 1/22/2020	20,833,703	20,862,349
Second Lien Term Loan, 9.5%, 7/22/2020	3,285,714	3,390,446
Nine Entertainment Group Pty Ltd., Term Loan B, 3.254%, 2/5/2020	2,977,444	2,954,651
Nine West Holdings, Inc., Term Loan B, 4.75%, 10/8/2019	4,000,000	4,027,520
Norcraft Companies LP, Term Loan, 5.25%, 12/13/2020	11,221,875	11,306,039
NYDJ Apparel LLC, Term Loan, 7.0%, 1/6/2020	3,000,000	3,026,250
Otter Products LLC, Term Loan B, 5.25%, 4/29/2019	2,222,108	2,224,896
Payless, Inc.:
First Lien Term Loan, 5.0%, 3/11/2021	11,500,000	11,519,205
Second Lien Term Loan, 8.5%, 3/11/2022	2,500,000	2,512,500
Petco Animal Supplies, Inc., Term Loan, 4.0%, 11/24/2017	16,013,793	16,078,809
Pilot Travel Centers LLC:
Term Loan B, 3.75%, 3/30/2018	8,813,585	8,846,548
Term Loan B2, 4.25%, 8/7/2019	9,363,448	9,404,319
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/2020	2,564,395	2,568,127
Polymer Group, Inc., First Lien Term Loan B, 5.25%, 12/19/2019	1,995,000	2,009,963
Quebecor Media, Inc., Term Loan B1, 3.25%, 8/17/2020	4,962,500	4,911,858
Raycom TV Broadcasting, Inc., Term Loan B, 4.25%, 5/31/2017	4,862,500	4,871,617
Remy International, Inc., Term Loan B, 4.25%, 3/5/2020	19,632,218	19,689,446
Renfro Corp., Term Loan B, 5.75%, 1/30/2019	6,418,750	6,420,772
Sagittarius Restaurants LLC, Term Loan, 5.509%, 10/1/2018	8,479,675	8,500,874
Seminole Hard Rock Entertainment, Inc., Term Loan B, 3.5%, 5/14/2020	6,947,500	6,923,635
Seminole Tribe of Florida, Term Loan B2, 2.234%, 10/20/2017	475,000	477,081
Sesac Holdco II LLC, First Lien Term Loan, 5.0%, 2/8/2019	5,925,000	5,950,952
Springer Science+Business Media Deutschland GmbH, Term Loan B2, 5.0%, 8/14/2020	17,412,500	17,458,208
SRAM LLC, Term Loan B, 4.006%, 4/10/2020	15,032,929	14,938,973
Steak N' Shake Operations, Inc., Term Loan, 4.75%, 3/19/2021	9,000,000	8,992,485
Tempur-Pedic International, Inc., Term Loan B, 3.5%, 3/18/2020	15,540,462	15,476,358
The Men's Wearhouse, Inc., Term Loan B, 4.5%, 3/11/2021	6,500,000	6,530,485
Time, Inc., Term Loan B, 4.25%, 4/4/2021	6,000,000	6,007,500
Toys 'R' Us-Delaware, Inc.:
Term Loan B2, 5.25%, 5/25/2018	941,593	734,447
Term Loan B3, 5.25%, 5/25/2018	2,827,736	2,205,649
Term Loan, 6.0%, 9/1/2016	15,643,800	13,156,044
Travel Leaders Group LLC, Term Loan B, 7.0%, 11/23/2018	4,443,750	4,452,082
Travelport LLC:
Term Loan, 6.25%, 6/26/2019	10,202,568	10,445,950
Second Lien Term Loan, 9.5%, 1/29/2016	4,160,094	4,296,338
Tribune Co., Term Loan, 4.0%, 12/27/2020	11,970,000	11,986,878
Tropicana Entertainment, Inc., Term Loan, 4.0%, 11/27/2020	995,000	998,318
TWCC Holding Corp., Term Loan B, 3.5%, 2/13/2017	1,736,212	1,725,769
U.S. Finco LLC:
First Lien Term Loan, 4.0%, 5/29/2020	2,977,500	2,975,654
Second Lien Term Loan, 8.25%, 11/30/2020	2,000,000	2,050,000
UCI International, Inc., Term Loan B, 5.5%, 7/26/2017	10,969,338	11,017,329
Village Roadshow Films (BVI) Ltd., Term Loan B, 4.75%, 11/21/2017	2,685,000	2,725,275
Vince LLC, Term Loan B, 6.0%, 11/4/2019	2,571,429	2,606,786
Visant Corp., Term Loan B, 5.25%, 12/22/2016	19,563,880	19,374,306
WaveDivision Holdings LLC, Term Loan B, 4.0%, 10/15/2019	2,177,450	2,182,883
WMG Acquisition Corp., Term Loan, 3.75%, 7/1/2020	6,965,000	6,858,331
		790,164,565
Consumer Staples 6.6%
Albertson's LLC:
Term Loan B1, 4.25%, 3/21/2016	6,291,168	6,327,531
Term Loan B2, 4.75%, 3/21/2019	9,850,778	9,907,715
American Seafoods Group LLC, Term Loan B, 4.502%, 3/18/2018	7,132,297	7,025,313
Big Heart Pet Brands, Term Loan, 3.5%, 3/8/2020	9,944,732	9,873,229
California Pizza Kitchen, Inc., Term Loan, 5.25%, 3/29/2018	4,950,000	4,667,850
Centerplate, Inc., Term Loan A, 4.75%, 11/26/2019	14,329,088	14,389,986
Clearwater Seafoods LP, Term Loan B, 4.753%, 6/24/2019	3,293,409	3,309,876
CTI Foods Holding Co., LLC, First Lien Term Loan, 4.5%, 6/29/2020	5,098,169	5,110,914
Del Monte Foods, Inc.:
First Lien Term Loan, 4.25%, 2/18/2021	2,992,500	2,993,443
Second Lien Term Loan, 8.25%, 8/18/2021	2,000,000	1,982,500
Fairway Group Acquisition Co., Term Loan, 5.0%, 8/17/2018	20,207,972	20,005,892
Focus Brands, Inc.:
Term Loan, 4.25%, 2/21/2018	5,355,974	5,366,846
Second Lien Term Loan, 10.25%, 8/21/2018	2,000,000	2,035,000
Grocery Outlet, Inc., Term Loan B1, 5.5%, 12/10/2018	10,874,602	10,918,807
JBS U.S.A. Holdings, Inc., Term Loan, 3.75%, 9/18/2020	6,467,500	6,463,490
Luxlas Fund LP, Term Loan B, 4.583%, 8/14/2017	3,633,544	3,635,361
NBTY, Inc., Term Loan B2, 3.5%, 10/1/2017	1,136,849	1,139,078
New HB Acquisition LLC, Term Loan, 6.75%, 4/9/2020	4,000,000	4,162,520
NPC International, Inc., Term Loan B, 4.0%, 12/28/2018	1,978,302	1,978,302
Pinnacle Foods Finance LLC:
Term Loan G, 3.25%, 4/29/2020	2,877,563	2,866,772
Term Loan H, 3.25%, 4/29/2020	1,990,000	1,981,294
Pinnacle Holdco SARL, Term Loan, 4.75%, 7/24/2019	11,720,928	11,725,793
Prestige Brands, Inc., Term Loan, 3.75%, 1/31/2019	1,306,818	1,307,367
Roundy's Supermarkets, Inc., Term Loan B, 5.75%, 3/3/2021	9,000,000	9,033,750
Sprouts Farmers Markets Holdings LLC, Term Loan, 4.0%, 4/23/2020	5,120,933	5,130,560
SUPERVALU, Inc., Term Loan B, 4.5%, 3/21/2019	5,401,713	5,407,465
U.S. Foods, Inc., Term Loan, 4.5%, 3/29/2019	22,107,925	22,160,873
Vogue International, Inc., Term Loan, 5.25%, 2/14/2020	6,000,000	6,037,530
Weight Watchers International, Inc.:
Term Loan B1, 3.15%, 4/2/2016	2,979,912	2,855,739
Term Loan B2, 4.0%, 4/2/2020	11,641,206	9,236,948
Windsor Quality Food Co., Ltd., Term Loan B, 5.0%, 12/23/2020	15,463,750	15,444,420
		214,482,164
Energy 5.3%
Crestwood Holdings LLC, Term Loan B1, 7.0%, 6/19/2019	10,129,731	10,316,523
Crosby U.S. Acquisition Corp., First Lien Term Loan, 4.0%, 11/23/2020	2,992,500	2,988,295
Drillships Financing Holding, Inc., Term Loan B1, 6.0%, 3/31/2021	23,299,116	23,404,777
Dynamic Energy Services International LLC, Term Loan B, 9.5%, 3/2/2018	2,000,000	1,960,000
Fieldwood Energy LLC, Second Lien Term Loan, 8.375%, 9/30/2020	25,840,000	26,665,976
FTS International, Inc., Term Loan, 5.75%, 4/9/2021	6,750,000	6,809,906
MEG Energy Corp., Term Loan, 3.75%, 3/31/2020	1,018,234	1,022,852
Murray Energy Corp., First Lien Term Loan, 5.25%, 12/5/2019	3,000,000	3,038,910
NGPL PipeCo LLC, Term Loan B, 6.75%, 9/15/2017	8,758,425	8,678,110
Pipeline Supply & Service LLC:
Term Loan B, 5.5%, 1/24/2020	8,500,000	8,585,000
Second Lien Term Loan, 9.5%, 7/28/2020	1,500,000	1,500,000
Ruby Western Pipeline Holdings LLC, Term Loan B, 3.5%, 3/27/2020	2,671,121	2,673,352
Samson Investment Co., Second Lien Term Loan, 5.0%, 9/25/2018	19,000,000	19,004,750
Sheridan Investment Partners II LP:
Term Loan A, 4.25%, 12/16/2020	873,810	876,951
Term Loan B, 4.25%, 12/16/2020	6,281,557	6,304,139
Term Loan M, 4.25%, 12/16/2020	325,883	327,055
Sheridan Production Partners I LLC:
Term Loan B2, 4.25%, 10/1/2019	16,121,250	16,161,553
Term Loan B2-1A, 4.25%, 9/25/2019	2,136,198	2,141,538
Term Loan B2-1M, 4.25%, 9/25/2019	1,304,802	1,308,064
Tallgrass Operations LLC:
Term Loan B, 4.25%, 11/13/2018	11,841,169	11,927,491
Term Delay Draw, 4.75%, 11/13/2017	3,000,000	3,022,500
Walter Energy, Inc., Term Loan B, 7.25%, 4/2/2018	5,873,195	5,705,163
Western Refining, Inc., Term Loan B, 4.25%, 11/12/2020	7,980,000	8,023,252
		172,446,157
Financials 7.3%
ABC Supply Co., Inc., Term Loan, 3.5%, 4/16/2020	7,960,000	7,944,359
American Capital Holdings, Inc., Term Loan, 3.5%, 8/22/2017	2,000,000	2,001,880
AmWINS Group, Inc., Term Loan, 5.0%, 9/6/2019	10,380,021	10,411,421
Asurion LLC:
Term Loan B1, 5.0%, 5/24/2019	20,859,494	20,958,576
Second Lien Term Loan, 8.5%, 3/3/2021	500,000	514,793
AWAS Finance Luxembourg 2012 SA, Term Loan, 3.5%, 7/16/2018	2,229,040	2,233,220
AWAS Finance Luxembourg SARL, Term Loan B, 3.5%, 6/10/2016	2,776,570	2,777,722
BATS Global Markets, Inc., Term Loan, 5.0%, 1/31/2020	7,900,000	7,744,489
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.75%, 11/26/2020	2,990,826	3,005,452
Clipper Acquisitions Corp., Term Loan B, 3.0%, 2/6/2020	6,912,675	6,843,548
CNO Financial Group, Inc., Term Loan B2, 3.75%, 9/20/2018	7,490,389	7,509,115
Cooper Gay Swett & Crawford Ltd., First Lien Term Loan, 5.0%, 4/16/2020	13,145,663	12,751,293
Cunningham Lindsey U.S., Inc., First Lien Term Loan, 5.0%, 12/10/2019	12,364,824	12,341,640
Duff & Phelps Investment Management Co., Term Loan B, 4.5%, 4/23/2020	6,455,004	6,481,889
Evergreen Acqco 1 LP, Term Loan, 5.0%, 7/9/2019	1,477,500	1,485,501
FGI Operating Co., LLC, Term Loan, 5.5%, 4/19/2019	3,452,411	3,491,250
Flying Fortress, Inc., Term Loan, 3.5%, 6/30/2017	3,000,000	3,003,750
Genworth Financial, Inc., Term Loan B, 6.5%, 7/1/2019	3,482,500	3,498,833
Grosvenor Capital Management Holdings LLP, Term Loan B, 3.75%, 1/4/2021	7,730,625	7,696,842
Guggenheim Partners LLC, Term Loan, 4.25%, 7/22/2020	15,422,500	15,499,612
Hub International Ltd., Term Loan B, 4.25%, 10/2/2020	15,920,000	15,941,014
Istar Financial, Inc.:
Term Loan, 4.5%, 10/16/2017	16,020,958	16,081,036
Term Loan A2, 7.0%, 3/19/2017	1,564,989	1,643,238
LPL Holdings, Inc., Term Loan B, 3.25%, 3/29/2019	2,970,000	2,960,719
MCS AMS Sub-Holdings LLC, Term Loan B, 7.0%, 10/15/2019	5,396,875	5,248,461
Moneygram International, Inc., Term Loan B, 4.25%, 3/27/2020	10,497,995	10,360,262
Nuveen Investments, Inc., Term Loan, 4.151%, 5/15/2017	18,823,348	18,888,100
Ocwen Financial Corp., Term Loan, 5.0%, 2/15/2018	4,957,481	4,995,703
SAM Finance Lux SARL, Term Loan, 4.25%, 12/17/2020	7,980,000	8,019,900
Serta Simmons Holdings LLC, Term Loan, 4.25%, 10/1/2019	5,817,595	5,834,961
Starwood Property Trust, Inc., Term Loan B, 3.5%, 4/17/2020	5,959,900	5,936,805
USI, Inc., Term Loan B, 4.25%, 12/27/2019	2,985,000	2,990,597
		237,095,981
Health Care 2.6%
Alkermes, Inc., Term Loan, 3.5%, 9/18/2019	8,970,906	8,974,674
Amneal Pharmaceuticals LLC, Term Loan, 5.753%, 11/1/2019	2,487,500	2,506,156
Bright Horizons Family Solutions, Inc., Term Loan B, 3.75%, 1/30/2020	2,962,500	2,966,944
Community Health Systems, Inc.:
Term Loan E, 3.477%, 1/25/2017	1,583,421	1,587,094
Term Loan D, 4.25%, 1/27/2021	8,210,316	8,267,173
DaVita, Inc.:
Term Loan B2, 4.0%, 11/1/2019	3,950,000	3,968,269
Term Loan B, 4.5%, 10/20/2016	1,426,756	1,431,208
Education Management LLC, Term Loan C2, 4.25%, 6/1/2016	17,395,063	12,401,202
Healogics, Inc., First Lien Term Loan, 5.25%, 2/5/2019	5,451,203	5,473,907
JLL/Delta Dutch Newco BV, Term Loan, 4.25%, 3/11/2021	1,500,000	1,487,677
Lifepoint Hospitals, Inc., Term Loan B, 2.65%, 7/24/2017	684,808	685,451
Par Pharmaceutical Companies, Inc., Term Loan B2, 4.0%, 9/30/2019	14,222,467	14,194,022
Salix Pharmaceuticals Ltd., Term Loan, 4.25%, 1/2/2020	5,925,000	5,964,668
Surgical Care Affiliates, Inc.:
Term Loan C, 4.0%, 6/29/2018	2,977,500	2,975,639
Term Loan B, 4.234%, 12/29/2017	2,902,170	2,907,611
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 3.75%, 2/13/2019	985,000	984,769
Term Loan B, 3.75%, 12/11/2019	4,939,849	4,934,193
VWR Funding, Inc., Term Loan, 3.4%, 4/3/2017	1,974,925	1,979,122
		83,689,779
Industrials 18.5%
Advantage Sales & Marketing, Inc.:
First Lien Term Loan, 4.25%, 12/17/2017	6,262,783	6,284,984
Second Lien Term Loan, 8.25%, 6/18/2018	10,183,714	10,257,546
Alliance Laundry Systems LLC, Term Loan, 4.5%, 12/10/2018	5,965,252	5,972,709
American Airlines, Inc., Term Loan, 3.75%, 6/27/2019	18,857,500	18,909,924
Ancestry.com, Inc.:
Term Loan B2, 4.0%, 5/14/2018	1,496,250	1,496,557
Term Loan B1, 4.5%, 12/28/2018	9,247,036	9,268,258
Apex Tool Group LLC, Term Loan B, 4.5%, 1/31/2020	6,941,877	6,774,127
ARSloane Acquisition LLC, Term Loan, 7.5%, 10/1/2019	2,985,000	3,009,253
AVSC Holding Corp., First Lien Term Loan, 4.5%, 1/24/2021	3,000,000	3,006,375
Blackboard, Inc., Term Loan B3, 4.75%, 10/4/2018	9,307,244	9,374,163
Booz Allen Hamilton, Inc., Term Loan, 3.75%, 7/31/2019	7,417,201	7,457,996
Brickman Group Ltd. LLC:
First Lien Term Loan, 4.0%, 12/18/2020	1,496,250	1,492,046
Second Lien Term Loan, 7.5%, 12/17/2021	500,000	510,750
Brock Holdings III, Inc., Term Loan B, 6.0%, 3/16/2017	11,129,990	11,167,498
Buffalo Gulf Coast Terminals LLC, Term Loan, 5.25%, 10/31/2017	10,290,577	10,354,893
ClientLogic Corp., Term Loan, 6.977%, 1/30/2017	10,075,797	10,231,165
Coach America Holdings, Inc.:
First Lien Term Loan, LIBOR plus 3.0%, 4/18/2015*	1,409,115	1,902
Letter of Credit, LIBOR plus 5.75%, 4/21/2015*	276,857	374
Commercial Barge Line Co., First Lien Term Loan, 7.5%, 9/23/2019	5,445,000	5,485,837
Connolly LLC, First Lien Term Loan, 5.0%, 1/29/2021	3,000,000	3,031,890
Crossmark Holdings, Inc.:
First Lien Term Loan, 4.5%, 12/20/2019	4,944,943	4,909,909
Second Lien Term Loan, 8.75%, 12/21/2020	1,000,000	997,500
Delta Air Lines, Inc., Term Loan B, 3.5%, 4/20/2017	10,712,198	10,724,785
DynCorp International LLC, Term Loan B, 6.25%, 7/7/2016	4,539,503	4,559,363
Flexera Software LLC:
First Lien Term Loan, 4.5%, 3/18/2020	3,000,000	3,008,445
Second Lien Term Loan, 8.0%, 3/18/2021	1,000,000	1,006,250
Garda World Security Corp.:
Term Delay Draw, 4.0%, 11/6/2020	1,318,216	1,316,568
Term Loan B, 4.0%, 11/6/2020	5,153,025	5,146,584
Gardner Denver, Inc., Term Loan, 4.25%, 7/30/2020	20,895,000	20,903,254
Generac Power Systems, Inc., Term Loan B, 3.25%, 5/31/2020	11,361,248	11,304,442
Genpact International, Inc., Term Loan B, 3.5%, 8/30/2019	6,426,438	6,445,845
Grede LLC, Term Loan B, 5.732%, 5/2/2018	4,060,471	4,071,901
Greenway Medical Technologies, Inc.:
First Lien Term Loan, 6.0%, 11/4/2020	6,982,500	6,982,500
Second Lien Term Loan, 9.25%, 11/4/2021	2,000,000	2,025,000
Hampton Rubber Co.:
First Lien Term Loan, 5.0%, 2/28/2021	5,000,000	5,009,375
First Lien Term Loan, 5.0%, 3/27/2021	1,000,000	1,001,875
Second Lien Term Loan, 9.0%, 3/24/2022	2,000,000	2,015,000
Hertz Corp., Term Loan B, 3.75%, 3/12/2018	4,937,500	4,941,623
IG Investment Holdings LLC, First Lien Term Loan, 5.25%, 10/31/2019	13,877,292	13,929,332
Infor (U.S.), Inc.:
Term Loan B3, 3.75%, 6/3/2020	2,164,215	2,151,024
Term Loan B5, 3.75%, 6/3/2020	7,548,777	7,503,484
Information Resources, Inc., Term Loan B, 4.75%, 9/30/2020	6,916,637	6,933,929
Inmar Holdings, Inc.:
First Lien Term Loan, 4.25%, 1/27/2021	13,000,000	12,929,605
Second Lien Term Loan, 8.0%, 1/27/2022	2,000,000	1,990,000
Intelligrated, Inc., First Lien Term Loan, 4.5%, 7/30/2018	3,452,502	3,452,520
IQOR U.S., Inc.:
Term Loan B, 6.0%, 4/1/2021	6,777,778	6,481,250
Second Lien Term Loan, 9.75%, 2/18/2022	4,000,000	3,807,500
Language Line LLC:
Term Loan B, 6.25%, 6/20/2016	11,274,526	11,302,713
Second Lien Term Loan, 10.5%, 12/20/2016	2,800,000	2,790,676
Lineage Logistics Holdings LLC, Term Loan, 4.5%, 4/7/2021	3,500,000	3,477,390
Livingston International, Inc., First Lien Term Loan, 5.0%, 4/16/2019	5,955,000	5,973,609
Mirror Bidco Corp., Term Loan, 4.25%, 12/28/2019	4,319,544	4,319,544
Monitronics International, Inc., Term Loan B, 4.25%, 3/23/2018	13,976,308	14,008,313
Navios Partners Finance (U.S.), Inc., Term Loan B, 5.25%, 6/27/2018	5,462,550	5,530,832
Nortek, Inc., Term Loan, 3.75%, 12/31/2020	750,000	752,347
Orbitz Worldwide, Inc.:
Term Loan B, 4.5%, 4/15/2021	1,000,000	1,005,750
Term Loan B, 4.5%, 9/25/2017	1,541,667	1,550,531
Term Loan C, 5.75%, 3/25/2019	11,217,162	11,281,660
Ozburn-Hessey Holding Co., LLC, Term Loan, 6.753%, 5/23/2019	5,070,558	5,097,508
P2 Upstream Acquisition Co.:
First Lien Term Loan, 5.0%, 10/30/2020	7,231,875	7,268,034
Second Lien Term Loan, 9.0%, 4/30/2021	3,000,000	3,058,125
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021	16,000,000	15,870,000
Polyconcept Investments BV, First Lien Term Loan, 6.0%, 6/27/2019	4,376,349	4,365,408
PRV Aerospace LLC, Term Loan B, 6.5%, 5/9/2018	5,638,351	5,648,923
Quikrete Holdings, Inc.:
First Lien Term Loan, 4.0%, 9/28/2020	13,432,500	13,446,873
Second Lien Term Loan, 7.0%, 3/26/2021	7,500,000	7,696,875
Rexnord LLC, First Lien Term Loan B, 4.0%, 8/21/2020	10,080,968	10,076,079
Sabre, Inc.:
Term Loan B, 4.25%, 2/19/2019	14,715,854	14,751,098
Term Loan, 4.5%, 2/19/2019	7,960,000	7,993,591
Serena Software, Inc., Term Loan, 7.5%, 4/14/2020	7,500,000	7,556,250
Silver II US Holdings LLC, Term Loan, 4.0%, 12/13/2019	13,106,231	13,098,040
Sophia LP, Term Loan B, 4.25%, 7/19/2018	4,659,212	4,672,607
SourceHov LLC, First Lien Term Loan, 5.25%, 4/30/2018	6,649,750	6,695,500
Southwire Co., Term Loan, 3.25%, 2/10/2021	500,000	500,070
STG-Fairway Acquisitions, Inc., Term Loan B, 6.25%, 2/28/2019	7,944,996	7,954,927
SumTotal Systems LLC, First Lien Term Loan, 6.25%, 11/16/2018	12,369,131	12,090,825
Sungard Availability Services Capital, Inc., Term Loan B, 6.0%, 3/25/2019	9,250,000	9,212,306
SurveyMonkey.com LLC, Term Loan B, 5.5%, 2/5/2019	14,565,714	14,602,129
Swift Transportation Co., Inc., Term Loan B2, 4.0%, 12/21/2017	4,265,950	4,279,281
Sybil Software LLC, Term Loan, 5.0%, 3/18/2020	7,000,000	7,015,330
Tank Holding Corp., Term Loan, 4.25%, 7/9/2019	7,143,580	7,146,545
TASC, Inc., Term Loan B, 6.5%, 5/30/2020	1,500,000	1,484,625
Transdigm, Inc., Term Loan C, 3.75%, 2/28/2020	985,017	980,969
TricorBraun, Inc., Term Loan B, 4.0%, 5/3/2018	6,185,364	6,200,828
TriNet Group, Inc.:
Term Loan B1, 3.99%, 8/12/2016	1,595,893	1,603,872
Term Loan B2, 5.0%, 8/14/2020	4,975,000	5,021,665
U.S. Airways Group, Inc.:
Term Loan B2, 3.0%, 11/23/2016	2,970,000	2,976,727
Term Loan B1, 3.5%, 5/23/2019	12,969,000	12,966,276
U.S. Security Holdings, Inc.:
Term Delay Draw, 6.0%, 7/28/2017	647,961	653,630
Term Loan, 6.0%, 7/28/2017	3,263,523	3,292,079
United Airlines, Inc., Term Loan B, 3.5%, 4/1/2019	6,633,000	6,608,159
WASH Multifamily Laundry Systems LLC, Term Loan, 4.503%, 2/21/2019	4,954,975	4,954,975
Waste Industries U.S.A., Inc., Term Loan B, 4.25%, 3/17/2017	8,695,704	8,713,834
West Corp., Term Loan B8, 3.25%, 6/29/2018	4,796,132	4,751,840
WP CPP Holdings LLC, First Lien Term Loan, 4.75%, 12/27/2019	7,013,240	7,045,361
WTG Holdings III Corp.:
First Lien Term Loan, 4.75%, 1/15/2021	1,995,000	1,999,987
Second Lien Term Loan, 8.5%, 1/15/2022	500,000	503,750
		601,485,376
Information Technology 9.4%
Answers Corp.:
Term Loan B, 6.5%, 12/20/2018	3,456,250	3,464,891
Second Lien Term Loan, 11.0%, 6/19/2020	1,500,000	1,511,250
Aricent Technologies:
First Lien Term Loan, 5.5%, 4/14/2021	4,500,000	4,508,437
Second Lien Term Loan, 9.5%, 4/14/2022	1,000,000	1,002,500
Arris Group, Inc., Term Loan B, 3.5%, 4/17/2020	6,591,667	6,550,469
Aspect Software, Inc., Term Loan B, 7.25%, 5/6/2016	9,927,213	10,030,655
Attachmate Corp.:
First Lien Term Loan, 7.25%, 11/22/2017	8,549,822	8,631,046
Second Lien Term Loan, 11.0%, 11/22/2018	12,730,441	12,778,181
Avaya, Inc.:
Term Loan B3, 4.727%, 10/26/2017	16,708,114	16,198,768
Term Loan B6, 6.5%, 3/30/2018	7,654,404	7,617,931
Blue Coat Systems, Inc., First Lien Term Loan, 4.0%, 5/31/2019	12,413,704	12,433,876
BMC Software Finance, Inc., Term Loan, 5.0%, 9/10/2020	17,955,000	18,033,553
CDW LLC, Term Loan, 3.25%, 4/29/2020	1,458,697	1,442,287
CommScope, Inc.:
Term Loan B3, 2.727%, 1/21/2017	2,725,171	2,738,810
Term Loan B4, 3.25%, 1/26/2018	7,568,075	7,583,854
Dell, Inc., Term Loan B, 4.5%, 4/29/2020	30,845,000	30,840,682
Deltek, Inc.:
First Lien Term Loan, 4.5%, 10/10/2018	6,665,625	6,685,089
Second Lien Term Loan, 10.0%, 10/10/2019	4,500,000	4,599,855
Epiq Systems, Inc., Term Loan B, 4.25%, 8/27/2020	10,452,500	10,478,631
Extreme Reach, Inc.:
First Lien Term Loan, 6.75%, 2/10/2020	4,000,000	4,045,000
Second Lien Term Loan, 10.5%, 2/10/2021	3,000,000	3,037,500
FIDJI Luxembourg (BC4) SARL, Term Loan, 6.25%, 12/24/2020	4,000,000	4,032,500
First Data Corp.:
Term Loan B, 4.15%, 3/24/2018	21,135,503	21,175,132
Term Loan, 4.15%, 3/24/2021	2,926,756	2,933,620
Freescale Semiconductor, Inc., Term Loan B4, 4.25%, 2/28/2020	17,582,800	17,641,878
Global Cash Access LLC, Term Loan B, 4.0%, 3/1/2016	923,810	922,077
Hyland Software, Inc., Term Loan B, 4.75%, 2/19/2021	5,872,781	5,910,689
iPayment, Inc., Term Loan B, 6.75%, 5/8/2017	9,541,555	9,442,132
Oberthur Technologies of America Corp., Term Loan B2, 4.5%, 10/18/2019	18,952,500	19,079,387
RP Crown Parent LLC, Term Loan, 6.0%, 12/21/2018	17,077,809	17,085,835
Sensus U.S.A., Inc.:
First Lien Term Loan, 4.75%, 5/9/2017	16,870,342	16,912,518
Second Lien Term Loan, 8.5%, 5/9/2018	3,500,000	3,520,790
Spansion LLC:
Term Loan, 3.75%, 12/19/2019	9,711,769	9,711,769
Term Loan B, 4.25%, 12/11/2018	2,742,629	2,742,629
Verint Systems, Inc., Term Loan, 3.5%, 9/6/2019	997,500	996,378
		306,320,599
Materials 10.1%
American Rock Salt Holdings LLC: Second Lien Term Loan, 4.75%, 5/16/2022	6,000,000	6,060,000
Second Lien Term Loan, 8.0%, 5/16/2022	6,000,000	6,060,000
Appvion, Inc., Term Loan, 5.75%, 6/28/2019	9,925,000	10,011,844
Arch Coal, Inc., Term Loan B, 6.25%, 5/16/2018	17,263,567	17,024,035
Ardagh Holdings U.S.A., Inc., Term Loan B, 4.25%, 12/17/2019	1,496,250	1,501,861
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 4.0%, 2/1/2020	24,333,775	24,358,717
AZ Chem U.S., Inc., Term Loan, 5.25%, 12/22/2017	2,410,800	2,417,333
Azure Midstream Energy LLC, Term Loan B, 6.5%, 11/15/2018	12,381,250	12,528,277
Berlin Packaging LLC, First Lien Term Loan, 4.75%, 4/2/2019	3,930,250	3,967,096
Berry Plastics Holding Corp., Term Loan D, 3.5%, 2/8/2020	15,817,669	15,704,019
BWAY Holding Company, Inc., Term Loan B, 4.5%, 8/7/2017	1,492,443	1,498,667
Caraustar Industries, Inc., Term Loan, 7.5%, 5/1/2019	2,647,680	2,684,641
Chemtura Corp., Term Loan B, 3.5%, 8/27/2016	2,679,213	2,687,586
CPG International, Inc., Term Loan, 4.75%, 9/30/2020	11,258,500	11,286,646
Exopack LLC, Term Loan B, 5.25%, 5/8/2019	2,493,750	2,532,715
Fairmount Minerals Ltd., Term Loan B2, 4.5%, 9/5/2019	15,991,237	16,193,607
Huntsman International LLC, Term Loan, 3.75%, 10/15/2020	6,500,000	6,528,437
Ineos U.S. Finance LLC, 6 year Term Loan, 3.75%, 5/4/2018	24,633,826	24,522,235
JMC Steel Group, Inc., Term Loan, 4.75%, 4/3/2017	6,661,826	6,703,462
MacDermid, Inc., First Lien Term Loan, 4.0%, 6/7/2020	8,932,500	8,941,432
Minerals Technologies, Inc., Term Loan B, 4.0%, 5/9/2021	6,000,000	6,030,000
Multi Packaging Solutions, Inc., Term Loan B, 4.25%, 9/30/2020	6,400,000	6,418,016
Nexeo Solutions LLC, Term Loan B, 5.0%, 9/8/2017	5,938,836	5,941,300
Noranda Aluminum Acquisition Corp., Term Loan B, 5.75%, 2/28/2019	16,443,319	15,799,316
Nusil Technology LLC, Term Loan, 5.25%, 4/7/2017	10,989,701	10,842,055
Oxbow Carbon LLC:
Term Loan B, 4.25%, 7/19/2019	8,870,559	8,898,280
Second Lien Term Loan, 8.0%, 1/17/2020	8,000,000	8,183,320
Peabody Energy Corp., Term Loan B, 4.25%, 9/24/2020	11,940,000	12,003,760
Phibro Animal Health Corp., Term Loan B, 4.0%, 4/16/2021	6,000,000	6,005,010
Reynolds Group Holdings, Inc., Term Loan, 4.0%, 12/1/2018	16,291,885	16,326,342
Signode Industrial Group U.S., Inc., Term Loan B, 4.0%, 3/21/2021	3,250,000	3,242,687
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/7/2020	1,985,000	1,983,759
TMS International Corp., Term Loan B, 4.5%, 10/16/2020	997,500	1,004,981
Tronox Pigments (Netherlands) BV, Term Loan, 4.0%, 3/19/2020	1,994,975	2,000,102
Tronox, Inc., Term Loan, 4.5%, 3/13/2020	3,130,983	3,139,030
U.S. Silica Co., Term Loan B, 4.0%, 7/17/2020	5,458,750	5,474,690
Unifrax Corp., Term Loan, 4.25%, 11/28/2018	1,968,121	1,975,501
Univar, Inc., Term Loan B, 5.0%, 6/30/2017	6,696,469	6,717,864
Vantage Specialty Chemicals, Inc., Term Loan B, 5.0%, 2/10/2019	8,130,815	8,201,960
Waupaca Foundry, Inc., Term Loan, 4.0%, 6/29/2017	5,911,477	5,926,256
WireCo WorldGroup, Inc., Term Loan, 6.0%, 2/15/2017	3,440,665	3,468,621
World Kitchen LLC, Term Loan B, 5.5%, 3/4/2019	8,766,315	8,766,315
		331,561,775
Telecommunication Services 4.9%
Alaska Communications Systems Holdings, Inc., Term Loan B, 6.25%, 10/21/2016	10,778,035	10,852,188
Alcatel-Lucent U.S.A., Inc., Term Loan C, 4.5%, 1/30/2019	16,904,358	16,965,129
Crown Castle Operating Co., Term Loan B2, 3.0%, 1/31/2021	4,987,500	4,975,031
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/2020	5,940,000	5,963,017
Fibertech Networks LLC, Term Loan B, 4.0%, 12/18/2019	3,950,026	3,945,109
Genesys Telecom Holdings U.S., Inc.:
Term Loan B, 4.0%, 2/7/2020	9,954,462	9,929,626
Term Delay Draw, 4.5%, 11/13/2020	7,481,250	7,518,656
Global Tel*Link Corp., First Lien Term Loan, 5.0%, 5/22/2020	2,448,387	2,444,568
Level 3 Financing, Inc.:
Term Loan, 4.0%, 8/1/2019	11,500,000	11,533,062
Term Loan B, 4.0%, 1/15/2020	1,500,000	1,505,062
Mitel U.S. Holdings, Inc., Term Loan, 5.25%, 1/31/2020	5,098,926	5,161,592
NTELOS, Inc., Term Loan B, 5.75%, 11/8/2019	18,801,727	18,778,225
Securus Technologies Holdings, Inc., Term Loan, 4.75%, 4/30/2020	4,975,000	4,984,353
Syniverse Holdings, Inc., Term Loan B, 4.0%, 4/23/2019	6,786,650	6,797,272
Telesat LLC, Term Loan B2, 3.5%, 3/28/2019	12,870,000	12,861,956
Virgin Media Bristol LLC, Term Loan B, 3.5%, 6/5/2020	17,000,000	16,887,375
Windstream Corp.:
Term Loan B3, 3.5%, 8/8/2019	1,477,547	1,484,314
Term Loan B4, 3.5%, 1/23/2020	3,456,250	3,449,770
Zayo Group LLC, Term Loan B, 4.0%, 7/2/2019	14,770,972	14,770,972
		160,807,277
Utilities 2.5%
Calpine Corp., Term Loan B1, 4.0%, 4/1/2018	957,722	961,763
EFS Cogen Holdings I, Inc., Term Loan B, 3.75%, 12/17/2020	3,840,405	3,850,813
Equipower Resources Holdings LLC:
First Lien Term Loan, 4.25%, 12/21/2018	7,802,721	7,841,735
Term Loan C, 4.25%, 12/31/2019	14,419,953	14,492,053
Essential Power LLC, Term Loan B, 4.75%, 8/8/2019	14,715,908	14,817,080
Exgen Renewables I LLC, Term Loan, 5.25%, 2/8/2021	4,462,470	4,551,719
GIM Channelview Cogeneration LLC, Term Loan B, 4.25%, 5/8/2020	1,423,869	1,429,209
La Frontera Generation LLC, Term Loan, 4.5%, 9/30/2020	16,974,786	17,025,710
Star West Generation LLC, Term Loan B, 4.25%, 3/13/2020	11,632,500	11,639,770
Terra-Gen Power LLC, Term Loan B, 6.5%, 6/22/2017	6,990,399	7,025,351
		83,635,203
Total Loan Participations and Assignments (Cost $2,986,901,050)		2,981,688,876

Corporate Bonds 4.5%
Consumer Discretionary 1.1%
APX Group, Inc., 6.375%, 12/1/2019	5,000,000	5,125,000
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022	3,000,000	3,270,000
MGM Resorts International, 7.75%, 3/15/2022	5,000,000	5,868,750
Netflix, Inc.:
5.375%, 2/1/2021	2,000,000	2,085,000
144A, 5.75%, 3/1/2024	1,000,000	1,050,000
Penske Automotive Group, Inc., 5.75%, 10/1/2022	1,000,000	1,046,250
Rent-A-Center, Inc., 4.75%, 5/1/2021	4,000,000	3,810,000
Sirius XM Holdings, Inc., 144A, 5.25%, 8/15/2022	1,000,000	1,080,000
SIWF Merger Sub, Inc., 144A, 6.25%, 6/1/2021	3,500,000	3,535,000
Sotheby's, 144A, 5.25%, 10/1/2022	4,000,000	3,840,000
Travelport LLC, 144A, 6.361%***, 3/1/2016	3,526,319	3,526,319
		34,236,319
Consumer Staples 0.1%
Chiquita Brands International, Inc., 7.875%, 2/1/2021	2,929,000	3,203,594
Energy 1.8%
Halcon Resources Corp., 8.875%, 5/15/2021	4,000,000	4,260,000
Midstates Petroleum Co., Inc., 9.25%, 6/1/2021	2,000,000	2,150,000
Murphy Oil U.S.A., Inc., 144A, 6.0%, 8/15/2023	1,000,000	1,040,000
Newfield Exploration Co., 6.875%, 2/1/2020	2,950,000	3,134,375
Offshore Group Investment Ltd.:
7.125%, 4/1/2023	8,000,000	8,080,000
7.5%, 11/1/2019	8,135,000	8,541,750
Pacific Drilling SA, 144A, 5.375%, 6/1/2020	11,000,000	10,780,000
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021	4,000,000	4,190,000
5.625%, 4/15/2023	1,000,000	1,027,500
Ultra Petroleum Corp., 144A, 5.75%, 12/15/2018	1,000,000	1,055,000
Welltec A/S, 144A, 8.0%, 2/1/2019	4,000,000	4,240,000
Woodbine Holdings LLC, 12.0%, 5/15/2016	10,000,000	10,625,000
		59,123,625
Health Care 0.0%
Aviv Healthcare Properties LP, 6.0%, 10/15/2021	1,000,000	1,055,000
Industrials 0.3%
ADT Corp., 6.25%, 10/15/2021	2,000,000	2,105,000
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019	1,000,000	1,041,250
General Cable Corp., 144A, 6.5%, 10/1/2022	1,000,000	1,006,250
Iron Mountain, Inc., 5.75%, 8/15/2024	4,000,000	4,000,000
		8,152,500
Information Technology 0.2%
VeriSign, Inc., 4.625%, 5/1/2023	1,750,000	1,710,625
Viasystems, Inc., 144A, 7.875%, 5/1/2019	5,000,000	5,287,500
		6,998,125
Materials 0.8%
Clearwater Paper Corp., 4.5%, 2/1/2023	2,851,000	2,765,470
FMG Resources (August 2006) Pty Ltd., 144A, 6.875%, 4/1/2022	5,000,000	5,275,000
Hecla Mining Co., 6.875%, 5/1/2021	4,000,000	3,940,000
Hexion U.S. Finance Corp., 6.625%, 4/15/2020	10,000,000	10,525,000
United States Steel Corp., 7.5%, 3/15/2022	4,000,000	4,360,000
		26,865,470
Telecommunication Services 0.2%
Intelsat Jackson Holdings SA, 144A, 5.5%, 8/1/2023	6,000,000	5,970,000
T-Mobile U.S.A., Inc.:
6.125%, 1/15/2022	500,000	530,000
6.5%, 1/15/2024	500,000	531,250
		7,031,250
Total Corporate Bonds (Cost $142,254,182)		146,665,883

Asset-Backed 1.0%
Miscellaneous
ALM VII Ltd., "D", Series 2012-7A, 144A, 5.228%***, 10/19/2024	5,000,000	4,718,035
Apidos CDO, "D", Series 2014-17A, 144A, 4.960%***, 4/17/2026	2,500,000	2,286,200
ARES CLO Ltd., "D", Series 2014-1A, 144A, 5.043%***, 4/17/2026	5,000,000	4,580,885
Carlyle Global Market Strategies Ltd., "E", Series 2014-1A, 144A, 4.686%***, 4/17/2025	5,000,000	4,479,940
Fairway Loan Funding Co., "B2L", Series 2006-1A, 144A, 4.026%***, 10/17/2018	7,000,000	6,902,217
Octagon Investment Partners XIX Ltd., "E", Series 2014-1A, 144A, 5.083%***, 4/15/2026	4,000,000	3,695,380
Washington Mill CLO Ltd., "E", Series 2014-1A, 144A, 5.077%***, 4/20/2026	4,750,000	4,388,050
Total Asset-Backed (Cost $30,138,866)		31,050,707

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary
Dex Media, Inc.* (Cost $62,722)	786	7,797

Cash Equivalents 2.6%
Central Cash Management Fund, 0.05% (a)	75,644,976	75,644,976
DWS Variable NAV Money Fund, 0.19% (a)	1,001,773	10,018,731
Total Cash Equivalents (Cost $85,663,707)		85,663,707

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,245,020,527)†	99.6	3,245,076,970
Other Assets and Liabilities, Net	0.4	11,534,554
Net Assets	100.0	3,256,611,524

The following table represents senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Coach America Holdings, Inc.*	LIBOR plus 3.0%	4/18/2015	1,409,115	1,409,115	1,902
Coach America Holdings, Inc.*	LIBOR plus 5.75%	4/21/2015	276,857	276,857	374
				1,685,972	2,276

* Non-income producing security.

** Senior loans in the Fund's portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund's portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at rates which vary based on prevailing interest rates, such as the prime rate offered by a major U.S. bank or LIBOR. Senior loans may include LIBOR floors, which is a minimum rate of interest paid by the borrower. Senior loans are shown at their current rate as of May 31, 2014.

*** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of May 31, 2014.

† The cost for federal income tax purposes was $3,245,115,211. At May 31, 2014, net unrealized depreciation for all securities based on tax cost was $38,241. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $23,641,391 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,679,632.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation.

CLO: Collateralized Loan Obligation.

LIBOR: London Interbank Offered Rate

Prime Rate: Interest rate charged by banks to their most creditworthy customers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (b)
Loan Participations and Assignments	$—	$2,928,836,238	$52,852,638	$2,981,688,876
Corporate Bonds	—	146,665,883	—	146,665,883
Asset-Backed	—	26,662,657	4,388,050	31,050,707
Common Stocks	7,797	—	—	7,797
Short-Term Investments	85,663,707	—	—	85,663,707
Total	$85,671,504	$3,102,164,778	$57,240,688	$3,245,076,970

(b) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's level 3 investments for which significant unobservable inputs were used in determining value:
	Loan Participations and Assignments	Asset-Backed Bonds	Total
Balance as of May 31, 2013	$—	$—	$—
Realized gains (loss)	(17,802)	—	(17,802)
Change in unrealized appreciation (depreciation)	576,592	—	576,592
Amortization premium/discount	26,281	—	26,281
Purchases	50,261,829	4,388,050	54,649,879
(Sales)	(3,115,259)	—	(3,115,259)
Transfers into Level 3 (c)	5,120,997	—	5,120,997
Transfers (out) of Level 3	—	—	—
Balance as of May 31, 2014	$52,852,638	$4,388,050	$57,240,688
Net change in unrealized appreciation (depreciation) from investments still held as of May 31, 2014	$576,592	$—	$576,592

(c) During the year ended May 31, 2014, the amount of transfers between Level 2 and Level 3 was $5,120,997. The investments were transferred from Level 2 to Level 3 due the independent pricing service utilizing single market quotes.

Transfers between price levels are recognized at the beginning of the reporting period.

A significant change in the broker quotes could have a material change on the fair value measurement.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $3,159,356,820)	$3,159,413,263
Investments in affiliated DWS Funds (cost $85,663,707)	85,663,707
Total investments in securities, at value (cost $3,245,020,527)	3,245,076,970
Receivable for investments sold	68,902,930
Receivable for Fund shares sold	6,620,531
Interest receivable	21,498,649
Due from Advisor	53,532
Other assets	95,177
Total assets	3,342,247,789
Liabilities
Cash overdraft	728,163
Payable for investments purchased	67,840,841
Payable for Fund shares redeemed	13,130,042
Accrued management fee	1,640,283
Accrued Trustees' fees	42,998
Other accrued expenses and payables	2,253,938
Total liabilities	85,636,265
Net assets, at value	$3,256,611,524
Net Assets Consist of
Undistributed net investment income	2,212,670
Net unrealized appreciation (depreciation) on: Investments	56,443
Accumulated net realized gain (loss)	(10,009,701)
Paid-in capital	3,264,352,112
Net assets, at value	$3,256,611,524

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2014 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($784,463,419 ÷ 83,222,222 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.43
Maximum offering price per share (100 ÷ 97.25 of $9.43)	$9.70
Class C Net Asset Value offering and redemption price (subject to contingent deferred sales charge) per share ($424,027,319 ÷ 44,742,335 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.48
Class S Net Asset Value offering and redemption price per share ($1,141,218,311 ÷ 121,170,722 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.42
Institutional Class Net Asset Value offering and redemption price per share ($906,902,475 ÷ 96,142,505 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.43

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended May 31, 2014
Investment Income
Income: Interest	$157,918,050
Income distributions from affiliated Funds	161,327
Total income	158,079,377
Expenses: Management fee	20,221,607
Administration fee	3,187,968
Services to shareholders	4,582,262
Distribution and service fees	6,297,486
Custodian fee	572,257
Professional fees	343,116
Reports to shareholders	235,777
Registration fees	396,464
Trustees' fees and expenses	148,844
Other	98,561
Total expenses before expense reductions	36,084,342
Expense reductions	(2,583,547)
Total expenses after expense reductions	33,500,795
Net investment income	124,578,582
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,859,063
Change in net unrealized appreciation (depreciation) on investments	(23,778,569)
Net gain (loss)	(21,919,506)
Net increase (decrease) in net assets resulting from operations	$102,659,076

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$124,578,582	$100,720,284
Net realized gain (loss) on investment transactions	1,859,063	(256,753)
Change in net unrealized appreciation (depreciation)	(23,778,569)	59,785,073
Net increase (decrease) in net assets resulting from operations	102,659,076	160,248,604
Distributions to shareholders: Net investment income: Class A	(31,779,365)	(29,558,970)
Class C	(13,259,545)	(13,284,480)
Class S	(46,674,988)	(37,649,595)
Institutional Class	(31,287,114)	(19,592,139)
Total distributions	(123,001,012)	(100,085,184)
Fund share transactions: Proceeds from shares sold	1,938,444,785	1,181,139,132
In-kind subscription	28,637,294	—
Reinvestment of distributions	107,362,185	86,192,509
Cost of shares redeemed	(1,411,794,382)	(663,112,455)
Net increase (decrease) in net assets from Fund share transactions	662,649,882	604,219,186
Increase (decrease) in net assets	642,307,946	664,382,606
Net assets at beginning of period	2,614,303,578	1,949,920,972
Net assets at end of period (including undistributed net investment income of $2,212,670 and $635,100, respectively)	$3,256,611,524	$2,614,303,578

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended May 31,
Class A	2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.49		$9.21		$9.45		$9.10	$7.87
Income (loss) from investment operations: Net investment incomea	.37		.44		.43		.39	.41
Net realized and unrealized gain (loss)	(.07)		.28		(.25)		.37	1.32
Total from investment operations	.30		.72		.18		.76	1.73
Less distributions from: Net investment income	(.36)		(.44)		(.37)		(.41)	(.45)
Net realized gains	—		—		—		—	(.05)
Return of capital	—		—		(.05)		—	—
Total distributions	(.36)		(.44)		(.42)		(.41)	(.50)
Net asset value, end of period	$9.43		$9.49		$9.21		$9.45	$9.10
Total Return (%)b	3.24	c	7.93	c	2.06	c	8.38	22.48	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	784		717		608		918	166
Ratio of expenses before expense reductions (%)	1.14		1.14		1.17		1.14	1.28
Ratio of expenses after expense reductions (%)	1.07		1.09		1.14		1.14	1.20
Ratio of net investment income (%)	3.89		4.69		4.69		4.16	4.63
Portfolio turnover rate (%)	76	d	53		43		60	68
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Excludes portfolio securities delivered as a result of processing subscription in-kind transactions.

	Years Ended May 31,
Class C	2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.55		$9.26		$9.50		$9.15	$7.91
Income (loss) from investment operations: Net investment incomea	.30		.37		.37		.32	.35
Net realized and unrealized gain (loss)	(.08)		.29		(.26)		.37	1.32
Total from investment operations	.22		.66		.11		.69	1.67
Less distributions from: Net investment income	(.29)		(.37)		(.30)		(.34)	(.38)
Net realized gains	—		—		—		—	(.05)
Return of capital	—		—		(.05)		—	—
Total distributions	(.29)		(.37)		(.35)		(.34)	(.43)
Net asset value, end of period	$9.48		$9.55		$9.26		$9.50	$9.15
Total Return (%)b	2.47	c	7.13	c	1.28	c	7.65	21.58	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	424		390		327		370	59
Ratio of expenses before expense reductions (%)	1.89		1.90		1.91		1.92	2.10
Ratio of expenses after expense reductions (%)	1.82		1.83		1.86		1.92	1.95
Ratio of net investment income (%)	3.14		3.95		3.98		3.38	3.88
Portfolio turnover rate (%)	76	d	53		43		60	68
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Excludes portfolio securities delivered as a result of processing subscription in-kind transactions.

	Years Ended May 31,
Class S	2014		2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.49		$9.21	$9.44	$9.10	$7.87
Income (loss) from investment operations: Net investment incomea	.38		.45	.45	.41	.44
Net realized and unrealized gain (loss)	(.07)		.28	(.24)	.36	1.30
Total from investment operations	.31		.73	.21	.77	1.74
Less distributions from: Net investment income	(.38)		(.45)	(.39)	(.43)	(.46)
Net realized gains	—		—	—	—	(.05)
Return of capital	—		—	(.05)	—	—
Total distributions	(.38)		(.45)	(.44)	(.43)	(.51)
Net asset value, end of period	$9.42		$9.49	$9.21	$9.44	$9.10
Total Return (%)b	3.29		8.12	2.35	8.52	22.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,141		979	676	1,055	176
Ratio of expenses before expense reductions (%)	1.02		1.01	1.05	1.02	1.22
Ratio of expenses after expense reductions (%)	.92		.93	.96	.96	.95
Ratio of net investment income (%)	4.04		4.85	4.86	4.34	4.88
Portfolio turnover rate (%)	76	c	53	43	60	68
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Excludes portfolio securities delivered as a result of processing subscription in-kind transactions.

	Years Ended May 31,
Institutional Class	2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.50		$9.22		$9.46		$9.11	$7.87
Income (loss) from investment operations: Net investment incomea	.39		.47		.47		.42	.44
Net realized and unrealized gain (loss)	(.07)		.28		(.26)		.36	1.31
Total from investment operations	.32		.75		.21		.78	1.75
Less distributions from: Net investment income	(.39)		(.47)		(.40)		(.43)	(.46)
Net realized gains	—		—		—		—	(.05)
Return of capital	—		—		(.05)		—	—
Total distributions	(.39)		(.47)		(.45)		(.43)	(.51)
Net asset value, end of period	$9.43		$9.50		$9.22		$9.46	$9.11
Total Return (%)	3.44	b	8.29	b	2.36	b	8.77	22.72	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	907		529		339		343	83
Ratio of expenses before expense reductions (%)	.85		.83		.83		.84	1.03
Ratio of expenses after expense reductions (%)	.80		.78		.80		.84	.95
Ratio of net investment income (%)	4.16		4.98		5.06		4.46	4.88
Portfolio turnover rate (%)	76	c	53		43		60	68
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Excludes portfolio securities delivered as a result of processing subscription in-kind transactions.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Floating Rate Fund (the "Fund") is a non-diversified series of DWS Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust. Pursuant to applicable provisions of the 1940 Act and rules thereunder, the Fund's diversification sub-classification changed from non-diversified to diversified.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Senior loans and debt securities are valued by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans and debt securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund are generally in the form of assignments, but the Fund may also invest in participations. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At May 31, 2014, the Fund had approximately $9,915,000 of net capital losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($8,397,000) and long-term losses ($1,518,000).

The Fund has reviewed the tax positions for the open tax years as of net capital May 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Undistributed ordinary income*	$2,212,670
Capital loss carryforwards	$(9,915,000)
Net unrealized appreciation (depreciation) on investments	$(38,241)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended May 31,
	2014	2013
Distributions from ordinary income*	$123,001,012	$100,085,184

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income, including commitment fees included in the Statement of Operations, is recorded as income when received by the Fund. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for tax and financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended May 31, 2014, purchases and sales of investment securities (excluding short-term instruments and in-kind transactions) aggregated $2,942,340,158 and $2,316,583,457, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1 billion of the Fund's average daily net assets	.650%
Next $1.5 billion of such net assets	.635%
Next $2.5 billion of such net assets	.610%
Next $2.5 billion of such net assets	.585%
Next $2.5 billion of such net assets	.560%
Over $10.0 billion of such net assets	.550%

For the period June 1, 2013 through May 31, 2014, the Advisor voluntarily agreed to waive a portion of its management fee in the amount of 0.05% of the Fund's average daily net assets. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the period June 1, 2013 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.06%
Class C	1.81%
Class S	.91%
Institutional Class	.81%

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.07%
Class C	1.82%
Class S	.92%
Institutional Class	.82%

Accordingly, for the year ended May 31, 2014, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $1,593,984, and the amount charged aggregated $18,627,623, which was equivalent to an annual effective rate of 0.58%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2014, the Administration Fee was $3,187,968, of which $281,146 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended May 31, 2014, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2014
Class A	$64,702	$64,702	$—
Class C	51,323	51,323	—
Class S	255,208	255,208	—
Institutional Class	22,763	—	6,061
	$393,996	$371,233	$6,061

In addition, for the year ended May 31, 2014, the Advisor reimbursed the Fund $396,443 of sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2014
Class C	$3,233,686	$272,891

In addition, DIDI provides information and administrative services for a fee (Service Fee) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at May 31, 2014	Annual Effective Rate
Class A	$1,989,848	$165,553	$248,377	.22%
Class C	1,073,952	56,334	152,058	.24%
	$3,063,800	$221,887	$400,435

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2014 aggregated $97,495.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares of the value of the shares redeemed. For the year ended May 31, 2014, the CDSC for Class C shares aggregated $69,858. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2014, DIDI received $59,679 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $25,075, of which $7,677 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2014.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2014		Year Ended May 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	41,667,338	$393,742,376	28,684,826	$270,524,366
Class C	13,123,925	124,695,990	11,780,047	111,859,118
Class S	82,720,017	780,984,015	53,289,124	501,519,043
Institutional Class	67,516,438	639,022,404	31,433,290	297,236,605
		$1,938,444,785		$1,181,139,132
In-kind subscription
Institutional Class	3,033,612	$28,637,294	—	$—
Shares issued to shareholders in reinvestment of distributions
Class A	3,097,820	$29,244,483	2,854,383	$26,789,236
Class C	1,176,392	11,166,096	1,177,709	11,114,638
Class S	4,077,621	38,457,003	3,225,244	30,268,577
Institutional Class	3,015,397	28,494,603	1,915,790	18,020,058
		$107,362,185		$86,192,509
Shares redeemed
Class A	(37,066,434)	$(350,431,929)	(22,055,690)	$(207,165,972)
Class C	(10,366,539)	(98,514,515)	(7,399,046)	(69,779,641)
Class S	(68,840,204)	(650,103,574)	(26,773,227)	(250,691,562)
Institutional Class	(33,050,187)	(312,744,364)	(14,423,234)	(135,475,280)
		$(1,411,794,382)		$(663,112,455)
Net increase (decrease)
Class A	7,698,724	$72,554,930	9,483,519	$90,147,630
Class C	3,933,778	37,347,571	5,558,710	53,194,115
Class S	17,957,434	169,337,444	29,741,141	281,096,058
Institutional Class	40,515,260	383,409,937	18,925,846	179,781,383
		$662,649,882		$604,219,186

F. In-Kind Subscription

On May 5, 2014, certain shareholders of the Fund purchased shares of the Fund in exchange of securities and cash (known as a subscription in-kind). Market value of securities and cash that were as of close of business on the date of subscription in-kind were $28,637,294 and $2,254,922, respectively.

G. Transactions with Affiliates

A summary of the Fund's transactions with affiliated DWS Funds during the year ended May 31, 2014 is as follows:
Affiliate	Value ($) at 5/31/2013	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 5/31/2014
DWS Variable NAV Money Fund	10,000,746	19,670	1,685	—	21,320	10,018,731
Central Cash Management Fund	262,147,661	1,729,161,607	1,915,664,292	—	140,007	75,644,976
Total	272,148,407	1,729,181,277	1,915,665,977	—	161,327	85,663,707

H. Fund Name Change

Effective August 11, 2014, the "DWS Funds" will be rebranded "Deutsche Funds." As a result, DWS Floating Rate Fund will be renamed Deutsche Floating Rate Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Portfolio Trust and Shareholders of DWS Floating Rate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Floating Rate Fund (the "Fund") at May 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, brokers, agent banks and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts July 25, 2014	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2013 to May 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/14	$1,015.80	$1,012.00	$1,016.60	$1,017.20
Expenses Paid per $1,000*	$5.38	$9.13	$4.63	$4.12
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/14	$1,019.60	$1,015.86	$1,020.34	$1,020.84
Expenses Paid per $1,000*	$5.39	$9.15	$4.63	$4.13

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Floating Rate Fund	1.07%	1.82%	.92%	.82%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Floating Rate Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 3rd quartile, 3rd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds, noting that DIMA indicated that it does not provide services to any other comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive. The Board noted that, in connection with the 2013 contract renewal process, DIMA agreed to waive a portion of (0.05%) of the Fund's management fee through September 30, 2014.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	104	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	104	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	104	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	104	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		104	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	104	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	104	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	104	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	104	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	104	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	104	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	107	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Wayne Salit6,9 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of June 16, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DFRAX	DFRCX	DFRPX	DFRTX
CUSIP Number	23337F 706	23337F 805	23337F 888	23337F 870
Fund Number	443	743	2043	1443

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DFRF-2
(R-027916-3 7/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS FLOATING RATE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$95,121	$0	$0	$0
2013	$92,289	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$66,535	$0
2013	$0	$51,500	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$0	$66,535	$0	$66,535
2013	$0	$51,500	$0	$51,500

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Floating Rate Fund, a series of DWS Portfolio Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2014